UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to Be Held on May 17, 2017. ALTISOURCE PORTFOLIO SOLUTIONS S.A. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E25393-P89648 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual/Extraordinary Meetings For holders as of:March 20, 2017 Date: May 17, 2017Time: 9:00 AM/10:00 AM CET Location: ALTISOURCE PORTFOLIO SOLUTIONS S.A. 40, avenue Monterey L-2163 Luxembourg City Grand Duchy of Luxembourg

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E25394-P89648 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2017 to facilitate timely delivery.

Annual Meeting Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

   Nominees:

   1a. Orin S. Kramer

   1b. W. Michael Linn

   1c. Roland Müller-Ineichen

   1d. William B. Shepro

   1e. Timo Vättö

   1f. Joseph L. Morettini

2. Proposal to approve the appointment of Mayer Hoffman McCann P.C. to be our independent registered certified public accounting firm for the year ending December 31, 2017 and the appointment of Atwell S.à r.l. to be our certified auditor (*Réviseur d'Entreprises*) for the same period

3. Proposal to approve the appointment of Michelle D. Esterman, Chief Financial Officer of the Company, to be our supervisory auditor (*Commissaire aux Comptes*) to report on Altisource Portfolio Solutions S.A.'s unconsolidated annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg (the "Luxembourg Annual Accounts") for the years ending December 31, 2017 through December 31, 2022, or until her successor is duly elected and qualified, and to ratify her appointment by the Board of Directors as our supervisory auditor to report on the Luxembourg Annual Accounts for the years ended December 31, 2009 through December 31, 2016

4. Proposal to approve the Luxembourg Annual Accounts for the year ended December 31, 2016 and Altisource Portfolio Solutions S.A.'s consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States including a footnote reconciliation of equity and net income to International Financial Reporting Standards (the "Consolidated Accounts" and, together with the Luxembourg Annual Accounts, the "Luxembourg Statutory Accounts") as of and for the year ended December 31, 2016

5. Proposal to receive and approve the Directors' reports for the Luxembourg Statutory Accounts for the year ended December 31, 2016 and to receive the reports of the supervisory auditor (*Commissaire aux Comptes*) for the Luxembourg Annual Accounts for the years ended December 31, 2009 through December 31, 2016

6. Proposal to allocate the results in the Luxembourg Annual Accounts for the year ended December 31, 2016

7. Proposal to discharge each of the Directors of Altisource Portfolio Solutions S.A. for the performance of their mandates for the year ended December 31, 2016 and the supervisory auditor (*Commissaire aux Comptes*) for the performance of her mandate for the years ended December 31, 2009 through December 31, 2016

8. Proposal to renew our share repurchase program such that Altisource Portfolio Solutions S.A. is authorized, for a period of five years from the date of the Annual Meeting, to repurchase up to twenty-five percent (25%) of the outstanding shares of its common stock (as of the close of business on the date of the Annual Meeting) at a minimum price of one dollar ($1) per share and a maximum price of five hundred dollars ($500) per share

9. Proposal to approve, on an advisory (non-binding) basis, the compensation of Altisource's named executive officers as disclosed in the joint proxy statement ("Say-on-Pay")

The Board of Directors recommends you vote 1 year on the following proposal:

10. Proposal to approve, on an advisory (non-binding) basis, the frequency of future shareholder advisory votes on executive compensation ("Say-on-Frequency")

NOTE: Proxies will vote in their discretion upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

E25395-P89648

The Board of Directors recommends you vote FOR the following proposals: 1. Proposal to approve the amendment of the Company’s Articles of Incorporation to (i) renew and extend the authorization of the Board of Directors to issue shares of the Company’s common stock, within the limits of the Company’s authorized share capital of one hundred million dollars ($100,000,000) and, in connection with any such issuance, to limit or cancel the preferential subscription rights of shareholders, each for a period of five (5) years, as set forth in the proposed Amended and Restated Articles of Incorporation and (ii) receive the report issued by the Board of Directors pursuant to article 32-3(5) of the Luxembourg Law of 10 August 1915 on commercial companies, as amended (the “Luxembourg Company Law”) 2. Proposal to approve the amendment of the Company’s Articles of Incorporation to effectuate recent changes in the Luxembourg Company Law, as the Company is required to do pursuant to the Luxembourg Law of 10 August 2016 and to make certain other administrative changes as set forth in the proposed Amended and Restated Articles of Incorporation NOTE: Proxies will vote in their discretion upon such other matters that may properly come before the Extraordinary Meeting or any adjournment or postponement thereof. E25396-P89648 Extraordinary Meeting Voting Items

E25397-P89648 Voting Instructions